Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2016	2015	2016	2015
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Commodity sales	$440.7	$597.8	$1,197.9	$2,101.3
Commodity sales - affiliate	1.3	12.0	7.9	62.3
Transportation and other services	44.0	51.2	139.7	151.0
	486.0	661.0	1,345.5	2,314.6
Operating expenses:
Cost of natural gas and natural gas liquids	396.1	503.3	1,082.0	1,912.0
Cost of natural gas and natural gas liquids - affiliate	7.9	19.4	29.1	60.4
Operating and maintenance	34.8	48.8	105.7	131.7
Operating and maintenance -affiliate	20.1	25.2	68.3	75.2
General and administrative	1.8	1.6	5.7	4.6
General and administrative - affiliate	16.4	19.6	45.0	56.5
Goodwill impairment	-	-	-	226.5
Asset impairment	-	-	10.6	12.3
Depreciation and amortization	39.2	39.2	118.7	118.3
	516.3	657.1	1,465.1	2,597.5
Operating income (loss)	(30.3)	3.9	(119.6)	(282.9)

Interest expense, net	(8.5)	(7.6)	(25.0)	(21.5)
Equity in earnings of joint ventures	8.3	8.9	22.0	20.5
Other income (loss)	0.1	(0.4)	0.3	(0.2)
Income (loss) before income tax expense	(30.4)	4.8	(122.3)	(284.1)
Income tax expense	(0.7)	(3.7)	(2.1)	(1.4)
Net income (loss)	(31.1)	1.1	(124.4)	(285.5)
Less: Net income (loss) attributable to noncontrolling interest	(10.4)	4.7	(46.7)	(125.4)
Net loss attributable to general and limited partner ownership
interest in Midcoast Energy Partners, L.P.	$(20.7)	$(3.6)	$(77.7)	$(160.1)
Net loss attributable to limited partner ownership interest	$(20.3)	$(3.5)	$(76.1)	$(156.8)
Net loss per limited partner unit (basic and diluted)	$(0.45)	$(0.08)	$(1.68)	$(3.47)
Weighted-average limited partner units outstanding	45.2	45.2	45.2	45.2

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MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the nine months
	ended September 30,
	2016	2015
	(unaudited; in millions)
Cash provided by operating activities:
Net loss	$(124.4)	$(285.5)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	118.7	118.3
Goodwill impairment	-	226.5
Derivative fair value net losses	87.5	53.5
Inventory market price adjustments	-	5.4
Asset impairment	10.6	12.3
Distributions from investment in joint ventures	22.0	20.5
Equity earnings from investment in joint ventures	(22.0)	(20.5)
Loss on sales of assets	1.6	3.2
Other	(1.4)	2.6
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	8.4	13.9
Due from General Partner and affiliates	51.5	38.7
Accrued receivables	25.1	200.6
Inventory	(31.5)	(9.8)
Current and long-term other assets	(10.8)	1.8
Due to General Partner and affiliates	33.8	13.3
Accounts payable and other	(25.0)	(20.6)
Accrued purchases	(7.5)	(177.2)
Interest payable	(3.7)	(3.8)
Property and other taxes payable	7.0	5.4
Net cash provided by operating activities	139.9	198.6

Cash used in investing activities:
Additions to property, plant and equipment	(52.8)	(155.4)
Changes in restricted cash	10.9	32.1
Acquisitions	-	(43.9)
Proceeds from sales of assets	13.6	2.1
Investment in joint ventures	-	(3.0)
Distributions from investment in joint ventures in excess of cumulative earnings	12.3	9.5
Other	(1.2)	(1.6)
Net cash used in investing activities	(17.2)	(160.2)

Cash used in financing activities:
Net borrowings (repayments) under credit facility	(40.0)	60.0
Distributions to partners	(49.5)	(48.1)
Contributions from General Partner	9.5	-
Contributions from noncontrolling interest	7.3	37.3
Distributions to noncontrolling interest	(68.0)	(72.0)
Net cash used in financing activities	(140.7)	(22.8)

Net increase (decrease) in cash and cash equivalents	(18.0)	15.6
Cash and cash equivalents at beginning of year	18.0	-
Cash and cash equivalents at end of period	$-	$15.6

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MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,	December 31,
	2016	2015
ASSETS	(unaudited; in millions)
Current assets:
Cash and cash equivalents	$-	$18.0
Restricted cash	6.7	20.6
Receivables, trade and other, net of allowance for doubtful accounts of $2.3 million
and $2.5 million at September 30, 2016 and December 31, 2015, respectively	4.7	13.3
Due from General Partner and affiliates	3.8	47.0
Accrued receivables	31.0	56.1
Inventory	63.2	31.9
Other current assets	64.9	118.5
	174.3	305.4
Property, plant and equipment, net	4,133.0	4,226.3
Intangible assets, net	256.9	272.9
Equity investment in joint ventures	359.6	372.3
Other assets, net	57.9	95.2
Total assets	$4,981.7	$5,272.1

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$60.7	$45.7
Accounts payable and other	55.8	92.6
Accrued purchases	136.3	143.8
Property and other taxes payable	25.4	18.4
Interest payable	1.5	5.2
	279.7	305.7
Long-term debt	848.5	888.2
Other long-term liabilities	27.6	45.9
Total liabilities	1,155.8	1,239.8

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 authorized and issued at September 30, 2016 and
December 31,2015)	459.9	522.2
Subordinated units (22,610,056 authorized and issued at September 30, 2016 and
December 31, 2015)	999.7	1,062.0
General Partner units (922,859 authorized and issued at September 30, 2016 and
December 31, 2015)	50.2	43.3
Accumulated other comprehensive loss	(0.9)	(0.9)
Total Midcoast Energy Partners, L.P. partners’ capital	1,508.9	1,626.6
Noncontrolling interest	2,317.0	2,405.7
Total partners’ capital	3,825.9	4,032.3
	$4,981.7	$5,272.1

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NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our General Partner and limited partners using the two-class method. Under the two-class method, we allocate our net income, including any earnings in excess of distributions, to our limited partners, our General Partner and the holders of our IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net loss per limited partner unit as follows:

	For the three months		For the nine months
	ended September 30,		ended September 30,
	2016	2015	2016	2015
	(in millions, except per unit amounts)
Net income (loss)	$(31.1)	$1.1	$(124.4)	$(285.5)
Less: Net income (loss) attributable to noncontrolling interest	(10.4)	4.7	(46.7)	(125.4)
Net loss attributable to general and limited partner
interests in Midcoast Energy Partners, L.P.	(20.7)	(3.6)	(77.7)	(160.1)
Distributions:
Total distributed earnings to our General Partner	(0.3)	(0.3)	(0.9)	(0.9)
Total distributed earnings to our limited partners	(16.2)	(16.2)	(48.6)	(47.9)
Total distributed earnings	(16.5)	(16.5)	(49.5)	(48.8)
Overdistributed earnings	$(37.2)	$(20.1)	$(127.2)	$(208.9)

Weighted-average limited partner units outstanding	45.2	45.2	45.2	45.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$0.36	$0.36	$1.08	$1.06
Overdistributed earnings per limited partner unit (2)	(0.81)	(0.44)	(2.76)	(4.53)
Net loss per limited partner unit (basic and diluted)	$(0.45)	$(0.08)	$(1.68)	$(3.47)

 __________________

(1)	Represents the total distributed earnings to limited partners divided by the weighted-average number of limited partner interests outstanding for the period.
(2)	Represents the limited partners' share (98%) of distributions in excess of earnings divided by the weighted-average number of limited partner interests outstanding for the period and underdistributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

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SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments:

•	Gathering, Processing and Transportation; and

•	Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	For the three months ended September 30, 2016
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$302.3	$261.0	$-	$563.3
Less: Intersegment revenue	75.1	2.2	-	77.3
Operating revenue	227.2	258.8	-	486.0
Cost of natural gas and natural gas liquids	154.1	249.9	-	404.0
Segment gross margin	73.1	8.9	-	82.0
Operating and maintenance	45.4	9.3	0.2	54.9
General and administrative	15.6	1.4	1.2	18.2
Depreciation and amortization	38.1	1.1	-	39.2
	99.1	11.8	1.4	112.3
Operating loss	(26.0)	(2.9)	(1.4)	(30.3)
Interest expense, net	-	-	(8.5)	(8.5)
Other income	8.3 (2)	-	0.1	8.4
Loss before income tax expense	(17.7)	(2.9)	(9.8)	(30.4)
Income tax expense	-	-	(0.7)	(0.7)
Net loss	$(17.7)	$(2.9)	$(10.5)	$(31.1)
Less: Net loss attributable to noncontrolling interest	-	-	(10.4)	(10.4)
Net loss attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(17.7)	$(2.9)	$(0.1)	$(20.7)

 ______________________________

(1)	Corporate consists of interest expense, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.

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	For the three months ended September 30, 2015
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$357.7		$520.8	$-	$878.5
Less: Intersegment revenue	214.3		3.2	-	217.5
Operating revenue	143.4		517.6	-	661.0
Cost of natural gas and natural gas liquids	16.7		506.0	-	522.7
Segment gross margin	126.7		11.6	-	138.3
Operating and maintenance	55.7		18.2	0.1	74.0
General and administrative	17.2		3.0	1.0	21.2
Depreciation and amortization	37.1		2.1	-	39.2
	110.0		23.3	1.1	134.4
Operating income (loss)	16.7		(11.7)	(1.1)	3.9
Interest expense, net	-		-	(7.6)	(7.6)
Other income (loss)	8.9	(2)	-	(0.4)	8.5
Income (loss) before income tax expense	25.6		(11.7)	(9.1)	4.8
Income tax expense	-		-	(3.7)	(3.7)
Net income (loss)	$25.6		$(11.7)	$(12.8)	$1.1
Less: Net income attributable to noncontrolling interest	-		-	4.7	4.7
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$25.6		$(11.7)	$(17.5)	$(3.6)

 _____________________________

(1)	Corporate consists of interest expense, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.

	As of and for the nine months ended September 30, 2016

	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$814.5	$761.6	$-	$1,576.1
Less: Intersegment revenue	214.6	16.0	-	230.6
Operating revenue	599.9	745.6	-	1,345.5
Cost of natural gas and natural gas liquids	393.8	717.3	-	1,111.1
Segment gross margin	206.1	28.3	-	234.4
Operating and maintenance	144.6	29.1	0.3	174.0
General and administrative	43.4	4.2	3.1	50.7
Asset impairment	-	10.6	-	10.6
Depreciation and amortization	114.0	4.7	-	118.7
	302.0	48.6	3.4	354.0
Operating loss	(95.9)	(20.3)	(3.4)	(119.6)
Interest expense, net	-	-	(25.0)	(25.0)
Other income	22.0 (2)	-	0.3	22.3
Loss before income tax expense	(73.9)	(20.3)	(28.1)	(122.3)
Income tax expense	-	-	(2.1)	(2.1)
Net loss	(73.9)	(20.3)	(30.2)	(124.4)
Less: Net loss attributable to noncontrolling interest	-	-	(46.7)	(46.7)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(73.9)	$(20.3)	$16.5	$(77.7)
Total assets	$4,754.9 (3)	$178.8	$48.0	$4,981.7
Capital expenditures (excluding acquisitions)	$37.5	$2.6	$1.1	$41.2

 ______________________________

(1)	Corporate consists of interest expense, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Total assets for our Gathering, Processing and Transportation segment includes $359.6 million for our equity investment in the Texas Express NGL system.

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	As of and for the nine months ended September 30, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(in millions)
Total revenue	$1,144.5	$1,975.3	$-	$3,119.8
Less: Intersegment revenue	776.9	28.3	-	805.2
Operating revenue	367.6	1,947.0	-	2,314.6
Cost of natural gas and natural gas liquids	58.5	1,913.9	-	1,972.4
Segment gross margin	309.1	33.1	-	342.2
Operating and maintenance	161.5	45.1	0.3	206.9
General and administrative	48.5	9.0	3.6	61.1
Goodwill impairment	206.1	20.4	-	226.5
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	112.0	6.3	-	118.3
	528.1	93.1	3.9	625.1
Operating loss	(219.0)	(60.0)	(3.9)	(282.9)
Interest expense, net	-	-	(21.5)	(21.5)
Other income (loss)	20.5 (2)	-	(0.2)	20.3
Loss before income tax benefit	(198.5)	(60.0)	(25.6)	(284.1)
Income tax expense	-	-	(1.4)	(1.4)
Net loss	(198.5)	(60.0)	(27.0)	(285.5)
Less: Net loss attributable to noncontrolling interest	-	-	(125.4)	(125.4)
Net income (loss) attributable to general and limited partner
ownership interests in Midcoast Energy Partners, L.P.	$(198.5)	$(60.0)	$98.4	$(160.1)
Total assets	$4,983.0 (3)	$210.2	$97.8	$5,291.0
Capital expenditures (excluding acquisitions)	$132.8	$11.0	$3.6	$147.4

 ______________________________

(1)	Corporate consists of interest expense, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Total assets for our Gathering, Processing and Transportation segment includes $373.7 million for our equity investment in the Texas Express NGL system.

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